UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 15, 2010

NATIONAL PATENT DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50587	13-4005439
(Commission File Number)	(IRS Employer Identification No.)

903 Murray Road, PO Box 1960, East Hanover, NJ	07936
(Address of Principal Executive Offices)	(Zip Code)

(973) 428-4600
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

On January 15, 2010, in connection with the closing of the Sale described under Item 2.01 hereof, National Patent Development Corporation, a Delaware corporation (“National Patent”), entered into an Escrow Agreement, by and among National Patent, The Merit Group, Inc., a South Carolina corporation (“Merit”), and JPMorgan Chase Bank, National Association, as Indemnity and Inventory Escrow Agent (the “Escrow Agent”), dated as of January 15, 2010 (the “Escrow Agreement”), and a Non-Competition Agreement, by and between National Patent and Merit, dated as of January 15, 2010 (the “Non-Competition Agreement”).  National Patent is a “smaller reporting company”, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

The information set forth under Item 2.01 hereof relating to the terms of each of the Escrow Agreement and the Non-Competition Agreement, the description of the material terms of the Escrow Agreement provided under the heading “Escrow Deposits” on page 12 of the definitive proxy statement on Schedule 14A relating to the Sale filed by National Patent with the Securities and Exchange Commission (the “SEC”) on December 15, 2009 (the “Definitive Proxy Statement”), and the description of the material terms of the Non-Competition Agreement provided under the heading “Non-Competition and Non-Solicitation” on page 13 of the Definitive Proxy Statement are incorporated by reference herein.

Item 2.01        Completion of Acquisition or Disposition of Assets.

On January 15, 2009, National Patent completed the sale (the “Sale”) to Merit of all of the issued and outstanding stock (the “Stock”) of National Patent’s wholly-owned subsidiary, Five Star Products, Inc., a Delaware corporation (“Five Star Products”), the holding company and sole stockholder of  Five Star Group, Inc., a Delaware corporation (“Five Star Group”), for cash pursuant to the terms and subject to the conditions of the Stock Purchase Agreement between National Patent and Merit, dated as of November 24, 2009 (the “Stock Purchase Agreement”).  As used herein, references to “Five Star” refer to Five Star Products or Five Star Group, or both, as the context requires.

The Sale was approved by the stockholders of National Patent at a special meeting of stockholders held on January 14, 2010.

The Stock Purchase Agreement, filed as an exhibit to the Definitive Proxy Statement, provided for an aggregate purchase price (the “Purchase Price”) for the Stock of $33,124,000, subject to certain adjustments to reflect (i)(A) dollar for dollar decreases in the event that Five Star’s outstanding revolving indebtedness under its loan agreement with Bank of America (the “Revolving Indebtedness”) decreased from the amount outstanding at March 31, 2009 compared to the amount outstanding on the date of the closing of the Sale (the “Closing Date”) or increases if such indebtedness increased (excluding increases or decreases due to income tax payments or refunds) (the “Cash Flow Adjustment”) and (B) increases dollar for dollar if Five Star had positive net results from March 31, 2009 to the Closing Date, or decreases if it had negative net results (the “Net Results Adjustment”) and (ii) a potential downward adjustment based on the value of certain designated inventory held by Five Star Group, less the value received for such inventory after the Closing Date (the “Inventory Adjustment”), to the extent such Inventory Adjustment post-closing exceeds $400,000 but is equal to or less than $1,000,000.

At the closing of the Sale (the “Closing”), (i) the Cash Flow Adjustment reduced the Purchase Price by $5,611,000, (ii) $15,173,000 of the Purchase Price was used to repay the Revolving Indebtedness (including related fees and expenses); (iii) $900,000 of the Purchase Price was placed in escrow - $300,000 of which is held by the Escrow Agent to provide for indemnity payments which National Patent may be required to pay to Merit as described below (the “Indemnity Escrow Deposit”) and $600,000 of which is held by the Escrow Agent to provide for payment of Inventory Adjustments (the “Inventory Escrow Deposit”); and (iv) $970,000 of the Purchase Price was retained by Merit to fund severance payments to employees of Five Star.  $10,465,000 of the Purchase Price was remitted to National Patent at the Closing.

The Purchase Price is subject to post-closing adjustments as a result of the Net Results Adjustment, further changes to the Cash Flow Adjustment, and the Inventory Adjustment.

The proceeds of the Sale will also be reduced by transaction costs, taxes, one half of the rent and other sums, if any, due under the warehouse lease for Five Star’s Connecticut location from the later of March 31, 2010 or when Five Star ceases to use the warehouse, through September 30, 2010, if any, costs relating to the satisfaction of certain obligations under state environmental laws in New Jersey and Connecticut, if any, as well as the post-closing adjustments due Merit pursuant to the Stock Purchase Agreement and the payment of amounts to indemnify Merit as provided in the Stock Purchase Agreement, if any.

Escrow Agreement

Pursuant to the Escrow Agreement, the Indemnity Escrow Deposit will be held by the Escrow Agent and used, subject to the procedures outlined in the Escrow Agreement, to satisfy any claims that may be brought by Merit and certain of its related parties, Five Star Products and Five Star Group under Article 8 of the Stock Purchase Agreement relating to indemnification.

Pursuant to the Escrow Agreement, the Inventory Escrow Deposit will be used, subject to the procedures outlined in the Escrow Agreement, to satisfy any claims that may be made under Section 2.2(c) of the Stock Purchase Agreement relating to the Inventory Adjustment.

The description of the material terms of the Escrow Agreement provided on page 12 of the Definitive Proxy Statement under the heading “Escrow Deposits” is incorporated by reference herein.

Non-Competition Agreement

Pursuant to the Non-Competition Agreement, the parties agreed to a three-year non-compete, which affects National Patent and its affiliates. During the period commencing effective as of the Closing and expiring on the third anniversary of the Closing, the non-compete prohibits National Patent, in the United States or any city, county or state in which Five Star Group and/or Five Star Products conducted its business during 24 month period immediately prior to Closing, from attempting to sell at the wholesale level products that are within the scope of Five Star Group’s business, soliciting any of Five Star Group’s vendors or customers to discontinue or decrease their sales to or purchases from Five Star Group or Five Star Products of products or services that are included within Five Star Group’s business, engaging in the business conducted by Five Star Group or soliciting or recruiting certain employees of Five Star Products or Five Star Group.

The description of the material terms of the Non-Competition Agreement provided on page 13 of the Definitive Proxy Statement under the heading “Non-Competition and Non-Solicitation” is incorporated by reference herein.

* * *

Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the U.S. Private Securities Litigation Reform Act of 1995, which involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including statements of expectation or belief, and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Forward-looking information may be identified by such forward-looking terminology as “anticipate”, “believe”, “may”, “will”, “estimate”, and similar terms or variations of such terms. Our forward looking statements are based on our assumptions, estimates and projections about National Patent and involve significant risks and uncertainties, including the risk that anticipated benefits from the sale transaction may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to be incurred in connection with effecting the transaction may differ from or be greater than anticipated. Additional information on these and other risks, uncertainties and factors is included in National Patent’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by National Patent with the SEC.  If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, actual results could differ materially. You are urged to consider all such risks and uncertainties. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. National Patent assumes no obligation to, and does not plan to, update any such forward-looking statements, other than as required by law.

Item 8.01.       Other Events.

On January 15, 2010, National Patent issued a press release regarding the Closing of the Sale, a copy of which is furnished as Exhibit 99 hereto.

Item 9.01.       Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Title
99	Press release dated January 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PATENT DEVELOPMENT CORPORATION

Date: January 15, 2010	By:	/s/ IRA J. SOBOTKO
		Name:	Ira J. Sobotko
		Title:	Vice President & Chief Financial Officer